UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 8, 2005

TeraForce Technology Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-11630	76-0471342
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1240 East Campbell Road, Richardson, Texas		75081
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	469-330-4960

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

As previously disclosed, the Company and its wholly owned subsidiary, DNA Computing Solutions, Inc. (collectively the "Debtors") filed for protection under Chapter 11 of the Federal Bankruptcy Code (the "Bankruptcy Code") on August 3, 2005 in the United States Bankruptcy Court for the Northern District of Texas Dallas Division (the "Bankruptcy Court"). The cases are now being jointly administered under case number 05-38756-BJH-11.

The Debtors have entered into an Asset Purchase Agreement with GE Fanuc Embedded Systems, Inc. ("GEF") for the sale of substantially all of the assets of DNA Computing Solutions, Inc. pursuant to section 363 of the Bankruptcy Code (the "APA").

The Debtors have filed a motion with the Bankruptcy Court requesting the entry of an order (a) authorizing and scheduling an auction, (b) authorizing and approving (i) bidding procedures, (ii) break-up fee and expense reimbursement, (iii) notice of the auction, and (iv) the form and manner of sale notice and (c) scheduling a sale hearing (the "Bid Procedures Motion"). A hearing on the Bid Procedures Motion has been scheduled by the Bankruptcy Court for 9:00 a.m. CDT, Thursday, August 11, 2005.

The Debtors have requested, subject to Bankruptcy Court approval, that (i) potential bidders be required to submit bids no later than August 24, 2005, (ii) an auction be scheduled for August 26, 2005, and (iii) a hearing on the Sale Motion (as defined below) be scheduled for August 29, 2005.

The Debtors have also filed a motion with the Bankruptcy Court requesting the entry of an order authorizing, pursuant to sections 105(A), 363 and 1146(C) of the Bankruptcy Code, the sale to GEF of substantially all of the assets of DNA Computing Solutions, Inc. and approving the APA (the "Sale Motion"). Pursuant to the Sale Motion, the Debtors are requesting authority to sell the assets to the highest and best bid received from Qualified Bidders (as defined in the Bid Procedures Motion) at the auction.

If there are no Qualified Bidders, the auction will be cancelled and substantially all of the assets of DNA Computing Solutions, Inc. will be sold to GEF pursuant to the APA, subject to Bankruptcy Court approval. The Sale Motion contemplates that the sale will be effectuated at the end of August, 2005 or the beginning of September, 2005. The Bankruptcy Court has not yet scheduled a hearing on the Sale Motion.

The Company’s Current Report on Form 8-K dated August 1, 2005 and disclosing information pursuant to Items 1.01, 1.03, 2.03 and 2.04 is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeraForce Technology Corporation

August 8, 2005	By:	Robert P. Capps

Name: Robert P. Capps
Title: Chief Financial Officer